____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  December 15, 1997





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           333-26581          Not Yet Available
-------------------------------      ------------       ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)


1585 Broadway
New York, New York                                            10036
-------------------                                           ----------
(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     ---------------
---------------------------------------------------------------------
(Former Name or Former Address if Changed Since Last Report)

----------------------------------------------------------------------------




Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.

Item 7.   Financial Statement and Exhibits
          --------------------------------



Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and

Certificateholders for December 15, 1997 Payment Date.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON RECREATIONAL VEHICLE
                                   ASSET BACKED TRUST 1997-1


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory



Dated:  December 30, 1997



                                 Exhibit Index


Exhibit                                                     Page
_______                                                     ____

Exhibit 1:  Monthly Distribution Statement to the Noteholders and
            Certificateholders for December 15, 1997 Payment Date.





	BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1997-1

Accounting Date:			12/10/97
Determination Date:			12/12/97
Monthly Payment Date:			12/15/97
Collection Period Ending:		11/30/97



I.    COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    _____________________

	Principal and Interest Payments Received (including Prepayments)                        21,135,192.82
	Net Liquidation Proceeds (including Rebates/Insurance Amounts)				    10,709.75
	Current Monthly Interest Shortfall/Excess						   373,124.44
	Amount of Withdrawal, if any, from Reserve Account                                               0.00
	Purchase Amounts for Repurchased Receivables						         0.00

    TOTAL AVAILABLE FUNDS						      	                21,519,027.01

II.    SIMPLE INTEREST EXCESS OR SHORTFALLS

	 Amount of Interest Payments Due During the Collection Period for Receivables		 6,112,071.14
	 Amount of Interest Payments Received During the Collection Period 			 5,738,946.70
	 for Receivables
	 Amount of Current Month Simple Interest Excess/Shortfall				   373,124.44

III.   CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

	 Specified Reserve Account Balance (lesser of 1% of the Initial Pool
         Balance and the Outstanding                                                             8,523,274.21
	 Principal Balance of the Notes and Certificates)
	 Deposits to Reserve Account (only if Reserve Account is less than
         the Specified Reserve Account Balance)                                                    471,619.32
         Withdrawals from Reserve Account (to the extent that there
         are shortfalls on payments of Interest or Principal)		                                 0.00
	 Amount in Reserve Account as of Determination Date (excluding
         amount to be paid on next Payment Date)                                                 8,051,654.89

IV.   COLLECTIONS ON RECEIVABLES

a) Interest and Principal Payments Received
    _______________________________________

        Interest Payments Received                                                               5,738,946.70
        Scheduled Principal Payments Received          				                 4,811,229.27
        Principal Prepayments Received					                        10,585,016.85
        Total Interest and Principal Payments Received 			                        21,135,192.82

 b)  Liquidation Proceeds
     ____________________

         Gross Recovery Proceeds of Liquidated Receivables (including
         Rebates/Insurance)					                                    12,200.00
	 minus  Reasonable Expenses				                                     1,490.25
 	 Net Liquidation Proceeds		             		                            10,709.75

 c)  Purchase Amount - Loans Repurchased from Trust
     ______________________________________________

         Amount Allocable to Interest					         	                 0.00
         Amount Allocable to Principal						                         0.00

     TOTAL COLLECTED FUNDS						                        21,145,902.57

 V.    CALCULATION OF SERVICING AND TRUSTEE FEES

     Pool Balance of Receivables as of the First Day of Collection
     Period							                               803,877,789.53
       multiplied by Servicer Fee Rate				                                        0.50%
       divided by Months per Year		                                                           12

     SERVICING FEE AMOUNT		                                                           334,949.08

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)							208.33

VI.    POOL BALANCE AND PORTFOLIO PERFORMANCE

a)   Pool Balance
     ____________

 	 Initial Pool Balance                                  			                852,327,421.00
         Pool Balance as of Preceding Accounting Date                                           803,877,789.53
         Pool Balance as of the Current Accounting Date						787,490,103.73
	 Age of Pool in Months					                                             4

 b)  Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     _____________________________________________________________________________
   Current Month         Number of Loans     Principal Balance     Percentage
   _____________         _______________     _________________     __________

   30-59 Days Delinquent	    187              4,179,252.19     0.531%
   60-89 Days Delinquent	     45	             1,360,981.98     0.173%
   90-119 Days Delinquent	     28	               695,187.48     0.088%
   120+ Days Delinquent	             27	               898,302.64     0.114%
   Defaults for Current Period        9	               197,021.02     0.025%


       Schedule of Liquidated Loans   **SEE ATTACHMENT
       _______________________________________________

	   Description of Vehicle
           Account Number
	   Original Principal Balance of Liquidated Loans
           Outstanding Principal Balance of the Liquidated Loan
           Gross Recovery
           Recovery Net of Expenses
           Realized Loss
           Chargeoff Date
           Repossession Date
           Liquidation Date

       Current Period Defaulted Receivables  **SEE ATTACHMENT
       ______________________________________________________

           Description of Vehicle
	   Account Number
           Original Principal Balance of the Defaulted Loan
           Outstanding Principal Balance of the Defaulted Loan
           Recovery Net of Expenses (prior to charge-off)
           Chargeoff Date

       Schedule of Repossession Inventory **SEE ATTACHMENT
       ___________________________________________________

           Description of Vehicle
           Account Number
	   Original Principal Balance of the Defaulted Loan
           Outstanding Principal Balance of the Defaulted Loan
           Recovery Net of Expenses (prior to charge-off)
           Chargeoff Date
	   Repossession Date

       Current Period Realized Losses
       ______________________________

           Current Month Realized Losses					                      15,793.48
           Preceding Realized Losses 					                                   0.00
           Second Preceding Realized Losses						                   0.00




VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

      Total Pool Factor						                                   923.92909620
      Note Pool Factor						                                   919.07347070
      Certificate Pool Factor						                          1000.00000000
      Class A-9 Interest and Principal Account				                             469,625.00


 a)   Noteholders Monthly Interest Distributable Amount
        Class A-1                                                                                     58,559.51
        Class A-2					                                             548,616.46
        Class A-3					                                             696,854.17
	Class A-4				                                                     474,750.00
	Class A-5				                                                     608,541.67
	Class A-6                                   				                     375,666.67
	Class A-7						                                     486,000.00
        Class A-8                          						             202,195.00
	Class A-9						                                           0.00
	Class A-10                             					              	     106,500.00

       Noteholders Monthly Principal Distributable Amount
	Class A-1	                                                                          13,450,789.53
	Class A-2	                                                                           2,936,896.27
	Class A-3						                                           0.00
	Class A-4						                                           0.00
	Class A-5					                                                   0.00
	Class A-6						                                           0.00
        Class A-7					                                                   0.00
	Class A-8					                                                   0.00
	Class A-9				                                                           0.00
	Class A-10


b)	Certificateholders' Monthly Interest Distributable Amount				     297,464.33
 	Certificateholders' Monthly Principal Distributable Amount				           0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)			  21,047,407.69
minus:   BKB Servicing Fee						                             334,949.08
Plus:    Trustee Fee							                                 208.33

TOTAL WIRE TO CHASE							                          20,712,666.94








         	Accelerated Principal
     	        RV Deal


Certificate Date	System Month-End Date	Accelerated Principal


    12/15/97	              11/30/97	          794,418.66







     TOTAL		                          794,418.66



